UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Schmitt Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCHMITT INDUSTRIES, INC.

2765 N.W. NICOLAI STREET

PORTLAND, OREGON 97210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 6, 2017

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of SCHMITT INDUSTRIES, INC., an Oregon corporation (the “Company”), will be held on Friday, October 6, 2017 at 3:00 p.m., local time, at the Company’s offices located at 2765 N.W. Nicolai Street, Portland, Oregon 97210 for the following purposes:

1.	Election of Directors. To elect one director nominee named in the attached Proxy Statement to serve a three-year term expiring in 2020;

2.	Approval of Executive Compensation. To approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers (as defined in the Proxy Statement accompanying this Notice);

3.	Approval of Amendment and Restatement of the 2014 Equity Incentive Plan (the “2014 Plan”). To approve an amendment and restatement of the 2014 Plan to increase the number of shares of common stock issuable under the 2014 Plan from 300,000 to 500,000; and

4.	Other Business. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on August 14, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

By Order of the Board of Directors

Michael J. Ellsworth
Chairman of the Board of Directors

Portland, Oregon

August 28, 2017

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE, OR SUBMIT YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET IF THOSE OPTIONS ARE AVAILABLE TO YOU. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

YOUR VOTE IS IMPORTANT.

DEPENDING ON HOW YOUR SHARES ARE HELD THERE MAY BE THREE WAYS TO VOTE:

•	Sign, date and return your proxy card in the enclosed envelope as soon as possible, or
•	By internet, or
•	By telephone.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on October 6, 2017: The notice of annual meeting of shareholders, this proxy statement, and our annual report on Form 10-K are available at www.schmitt-ind.com.

SCHMITT INDUSTRIES, INC.

2765 N.W. Nicolai Street

Portland, Oregon 97210

(503) 227-7908

PROXY STATEMENT

for the

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 6, 2017

INTRODUCTION

General

This Proxy Statement is being furnished to the shareholders of Schmitt Industries, Inc., an Oregon corporation (the “Company” or “Schmitt”), as part of the solicitation of proxies by the Company’s Board of Directors from holders of the outstanding shares of Schmitt common stock (the “Common Stock”) for use at the Company’s Annual Meeting of Shareholders to be held on October 6, 2017, at 3:00 p.m. local time, at the Company’s offices located at 2765 N.W. Nicolai Street, Portland, Oregon 97210, and at any postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement and the enclosed proxy card are first being mailed to shareholders of Schmitt entitled to vote at the Annual Meeting on or about August 28, 2017.

Purpose of the Annual Meeting

The purpose of the meeting is to vote on the following matters:

1.	Election of Directors. To elect one director to serve a three-year term expiring in 2020;

2.	Approval of Executive Compensation. To approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers (as defined in the paragraph immediately preceding the Summary Compensation Table below);

3.	Approval of Amendment and Restatement of the 2014 Equity Incentive Plan (the “2014 Plan”). To approve an amendment and restatement of the 2014 Plan to increase the number of shares of common stock issuable under the 2014 Plan from 300,000 to 500,000; and

3.	Other Business. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

As of the date of this Proxy Statement, the Company is not aware of any business to come before the meeting other than the items noted above.

Solicitation, Voting and Revocability of Proxies

The Board of Directors has fixed the close of business on August 14, 2017 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were approximately 62 beneficial holders of the 2,995,910 shares of Common Stock then outstanding. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the outcome of any of the proposals to be voted upon.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted (1) FOR the election of the director nominee to the Board of Directors, (2) FOR the approval of the compensation paid to the Company’s Named Executive Officers and (3) FOR the approval of the amendment and restatement of the Schmitt Industries, Inc. 2014 Equity Incentive Plan. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, Corporate Secretary, Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210, or by attending the Annual Meeting and voting in person. However, a shareholder who attends the Annual Meeting need not revoke a previously executed proxy and vote in person unless such shareholder wishes to do so. All valid, unrevoked proxies will be voted at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on October 6, 2017: The notice of annual meeting of shareholders, this proxy statement, and our annual report on Form 10-K are available at www.schmitt-ind.com.

ELECTION OF DIRECTOR

At the Annual Meeting, one Director will be elected for a three-year term expiring in 2020. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as Director of the person named below as a nominee. The Board of Directors believes that the nominee will stand for election and will serve if elected as Director. However, if the person nominated by the Board of Directors fails to stand for election or is unable to accept election, the number of Directors constituting the Board of Directors may be reduced prior to the Annual Meeting or the proxies may be voted for the election of such other person as the Board of Directors may recommend.

Under the Company’s Second Restated Articles of Incorporation and Second Restated Bylaws (“Restated Bylaws”), the Directors are divided into three classes. The term of office of only one class of Directors expires in each year, and their successors are elected for terms of three years and until their successors are elected and qualified. There is no cumulative voting for election of Directors.

Information as to Nominee and Continuing Directors

The following table sets forth the name of the Board of Directors’ nominee for election as Director and those Directors who will continue to serve after the Annual Meeting. Also set forth is certain other information with respect to each such person’s age, principal occupation or employment during the past five years, the periods during which he has served as a Director of Schmitt, the expiration of his term as a Director and the positions currently held with Schmitt.

Nominee:	Age	Director Since	Expiration of Current Term	Expiration of Term for which Nominated	Position Held with Schmitt
Michael J. Ellsworth	74	2006	2017	2020	Chairman of the Board of Directors
Continuing Directors:
Maynard E. Brown	70	1992	2018	—	Director
Charles Davidson	58	2016	2019	—	Director
David M. Hudson	65	2006	2019	—	Director, President and Chief Executive Officer

Nominee

Michael J. Ellsworth was appointed as Chairman of the Board of Directors in January 2017 and has served as a director since April 2006. Mr. Ellsworth served as Chief Operating Officer and advisor to the Board of Directors for ADE Corporation, Westwood, Massachusetts (“ADE”), from 1993 to 1997. ADE is a semiconductor metrology and instrumentation company. After retirement from active management in 1997, he continued to serve as a Vice President and an advisor to ADE’s Board of Directors until 2001. Mr. Ellsworth also served as President, CEO and Director of Electro Scientific Industries from 1987 to 1992. Electro Scientific Industries is a microelectronics and semiconductor capital equipment corporation. He is presently Chairman of Motion Optics Corporation, a privately held semiconductor equipment company, and also works as a consultant to the semiconductor industry through his firm, Kinetic Technologies, Inc. where he serves as the company’s President. Mr. Ellsworth brings a variety of skills and attributes to the Board of Directors, including other directorial service and experience in the areas of executive leadership, technology, finance, accounting, risk oversight, strategy and operations. Mr. Ellsworth holds a B.S. degree in Engineering Science from the University of Portland, a M.S. degree in Mechanical Engineering from Northwestern University, and an M.B.A. from the University of Portland.

Continuing Directors

Maynard E. Brown, a director since 1992, resides in West Vancouver, Canada. He is a retired member of the Law Society of British Columbia. Mr. Brown has more than 25 years of direct experience in advising publicly held corporations in securities and related matters. In addition to his extensive legal experience involving public companies and corporate law matters, Mr. Brown adds considerable directorial service, including audit committee service, and experience in the areas of accounting and risk oversight. He also serves as a director and an audit committee member for a publicly-traded company in. Mr. Brown has a Bachelor of Law (LLB) degree from Dalhousie University in Halifax, Canada.

Charles Davidson was appointed as a director in May 2016. Mr. Davidson has served as Chief Executive Officer of Attensa Corporation, an enterprise software provider, since August 2014. He was the CEO of Attensa’s predecessor company Leeward, Inc. from 2009 until 2014, when it was merged into Attensa Corporation, and was Chief Executive Officer of Attensa, Inc. from 2007 until 2009. From 2000 to 2003, Mr. Davidson was Chief Executive Officer and President of StatiaFX, a developer of software solutions for financial advisory services. When StatiaFX was acquired in 2003 by Financial Profiles, a business unit of Hanover Insurance Group, Mr. Davidson became Vice President for Strategy and Business Development of

Financial Profiles and served in that function until 2006 when the business was sold. From 1994 to 1999, Mr. Davidson was Chief Operating Officer and a member of the Board of Directors of the Crabbe Huson Group. In 1993, he co-founded Co-Operations, Inc. and served as its Chairman until 2000. Mr. Davidson brings a variety of skills and attributes to the Board of Directors, including experience in the areas of executive leadership, technology, finance, strategy and operations. Mr. Davidson holds a B.S. degree in Business from the University of Oregon and a J.D. magna cum laude from Northwestern School of Law, Portland. He is a member (inactive) of the bar associations of Oregon and Washington.

David M. Hudson was appointed as a director in April 2006. In January 2016, Mr. Hudson was appointed President and Chief Executive Officer. He previously served as a director of the Company from 1996 to 2003. Prior to his appointment as Chief Executive Officer and President, Mr. Hudson was a private business consultant and the managing member of Gemini Value Partners LLC. Mr. Hudson was the founder and President of Hudson Capital Management, which through a merger became part of the Crabbe Huson Group. In 1994, he co-founded Coldstream Capital Management, Inc. Mr. Hudson brings a variety of skills and attributes to the Board of Directors, including other directorial service and experience in the areas of executive leadership, finance, strategy and operations. Mr. Hudson holds a B.S. degree in Mathematics from the University of Oregon.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote FOR the election of its nominee for Director. If a quorum is present, the Company’s Restated Bylaws provide that the Director is elected by a plurality of the votes cast by the shares entitled to vote.

CORPORATE GOVERNANCE AND RELATED MATTERS

Shareholder Communications with the Board of Directors

Any shareholder may contact the Board of Directors in writing by addressing the communication to the Board of Directors of Schmitt Industries, Inc., c/o Corporate Secretary, 2765 N.W. Nicolai Street, Portland, Oregon 97210.

Our Corporate Secretary has undertaken to forward all written shareholder correspondence to the appropriate director(s), except for spam, junk mail, mass mailings, customer complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Corporate Secretary will determine, in her discretion, whether any response is necessary and may forward certain correspondence, such as customer-related inquiries, elsewhere within our company for review and possible response. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to the Audit Committee. Comments or questions regarding the nomination of directors will be referred to the Nominating Committee. Comments or questions regarding executive compensation will be referred to the Compensation Committee. Comments or questions regarding other corporate governance matters will be referred to the appropriate Committee.

Board Leadership Structure and Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board of Directors meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters. The Chairman of the Board and independent members of the Board of Directors work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

The Board of Directors does not have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate. The Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and the shareholders. Currently, the Company separates the roles of Chairman and Chief Executive Officer, with Mr. Ellsworth serving as the Chairman of the Board and Mr. Hudson serving as Chief Executive Officer. The Board of Directors believes that this separation is appropriate as it allows the Chief Executive Officer to focus primarily on leading the day-to-day operations of the Company, while the Chairman can focus on leading the Board of Directors in its consideration of strategic issues and monitoring corporate governance and other shareholder issues.

The Board of Directors does not have a lead independent director.

Given our current size and operating history, we believe that the Board’s existing leadership structure is appropriate. The Board will continue to evaluate its role and the appropriateness of its structure in the future.

Meetings

During Fiscal 2017, the Company’s Board of Directors held four meetings. Each incumbent Director attended 75% or more of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board on which he served during the period that he served. While the Company does not have a formal policy with regard to Directors’ attendance at annual meetings, all members of the Company’s Board of Directors attended the 2016 Annual Meeting of Shareholders.

Board of Director Committees

The Board of Directors has standing Audit, Compensation and Nominating Committees. The Audit, Compensation and Nominating Committees operate pursuant to written charters. The charters may be viewed online at www.schmitt-ind.com. Each committee may obtain advice and assistance from internal or external legal, accounting and other advisors. The members of the committees, each of whom has been determined to be “independent” as defined by applicable rules of the Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Market, are identified in the following table. Mr. Hudson, who serves as the Company’s President and Chief Executive Officer, is not “independent” as defined by applicable SEC and NASDAQ Stock Market rules.

Name	Audit	Compensation	Nominating
Maynard E. Brown	X	Chair	X
Charles Davidson	Chair	X	X
Michael J. Ellsworth	X	X	Chair

Audit Committee. The Audit Committee currently consists of Messrs. Brown, Davidson and Ellsworth. Mr. Davidson chairs the committee. The Board has determined all current members of the Audit Committee are independent under the rules of the SEC and the NASDAQ Stock Market, and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Ellsworth qualifies as an “audit committee financial expert” as defined by the rules of the SEC and the NASDAQ Stock Market. The Audit Committee is responsible for, among other things, the engagement, compensation and oversight of the Company’s independent certified public accountants, the review of the scope and results of the audit, and the review and evaluation of accounting procedures and internal controls within the Company. The Audit Committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com). The Audit Committee held four meetings in Fiscal 2017.

Compensation Committee. The Compensation Committee currently consists of Messrs. Brown, Davidson and Ellsworth. Mr. Brown chairs the committee. The Board has determined that all members of the Compensation Committee are independent under the rules of the SEC and the NASDAQ Stock Market. The Compensation Committee reviews executive compensation, establishes executive compensation levels, and administers the Company’s stock option plans. The Compensation Committee held two meetings in Fiscal 2017. The Compensation Committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com).

Nominating Committee. The Nominating Committee currently consists of Messrs. Brown, Davidson, and Ellsworth. Mr. Ellsworth chairs the committee. The Board has determined that all members of the Nominating Committee are independent under the rules of the SEC and the NASDAQ Stock Market. The Nominating Committee assists the Board in director selection, identifying and assessing each candidate based upon his or her background, skills and experience and in light of the needs of the Board of Directors at that time. The committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com). The Nominating Committee held two meetings in Fiscal 2017.

Director Qualifications

There are certain minimum qualifications for Board membership that director candidates should possess, including strong values and discipline, high ethical standards, a commitment to full participation on the Board and its committees, and relevant career experience. The Nominating Committee also evaluates candidates for Board membership based on individual skills, experience and demonstrated abilities that help meet the current needs of the Board, such as experience or expertise in some of the following areas: global business, science and technology, finance and/or economics, competitive positioning, corporate governance, public affairs, and experience as an executive officer. Other factors that are considered include independence of thought, meeting applicable director independence standards (where independence is desired) and absence of conflicts of interest. The Nominating Committee may modify the minimum qualifications and evaluation guidelines from time to time as it deems appropriate. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Nominating Committee believe that it is essential that Board members represent diverse viewpoints. In the context of the existing composition and needs of the Board and its committees, the Nominating Committee considers various factors, including, but not limited to, independence, age, diversity (which, in this context, means race, ethnicity and gender), integrity, skills, financial and other expertise, breadth of experience and knowledge about our business or industry.

Shareholder Nominations for Director and Related Procedures

The Nominating Committee will consider recommendations by shareholders of individuals to consider as candidates for election to the Board of Directors. Any such recommendations should be submitted to Schmitt Industries, Inc., c/o Corporate Secretary, 2765 N.W. Nicolai Street, Portland, Oregon 97210. Historically, the Company has not had a formal policy concerning shareholder recommendations to the Nominating Committee (or its predecessors) because it believes that the informal consideration process in place to date, based in part on the minimum criteria as described in “Director Qualifications” above, has been adequate given that the Company has never received any Director recommendations from shareholders. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Nominating Committee intends to periodically review whether a more formal policy should be adopted.

The Company’s Restated Bylaws permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company’s Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth business day following the date on which such notice of the meeting was mailed or such public disclosure was made. Public disclosure of the date of the Annual Meeting was made by the issuance of a press release on August 17, 2017. A shareholder’s notice of nomination must also set forth certain information specified in Section 2.3.2 of the Company’s Restated Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

Director Compensation

The Company’s general philosophy towards Directors’ compensation is that Directors should be paid fairly for the work, time and effort required to serve on the Board of Directors, and that Directors’ compensation should be competitive relative to comparable companies. The Board of Directors believes that it is appropriate for all of the non-employee Directors to receive a monthly retainer, and for the Chairman and members of the Board committees to receive additional compensation on a per meeting basis for their services in those positions. A non-employee Director who does not serve on any committee may receive a monthly retainer that is greater than the monthly retainer for committee members in recognition of efforts made outside of committee and Board meetings.

Under a policy adopted by the Board of Directors, Messrs. Brown, Davidson and Ellsworth are paid a monthly retainer of $500. Each non-employee Director is paid a $1,500 fee for each Board meeting attended either in person or by phone. The chairman and members of the Audit Committee each receive a fee of $3,500 and $2,500 per quarter, respectively; the chairman and members of the Compensation Committee each receive a fee of $1,000 for each meeting attended either in person or by phone; and the chairman and members of the Nominating Committee each receive a fee of $500 for each meeting attended either in person or by phone. Non-employee Directors also receive either monthly compensation of $500 or, at the non-employee Director’s option, an annual award of nonstatutory options to purchase 5,000 shares of common stock pursuant to the Company’s Stock Option Plan. As of May 31, 2017, all outside directors had elected monthly compensation. Cash fees paid to the non-employee Directors are recommended annually by the Compensation Committee for Board approval and paid quarterly beginning on the date the non-employee Director is elected by shareholders at our annual meeting of shareholders. The Company also reimburses travel and lodging expenses incurred in connection with attending meetings of the Board and its committees.

2017 INDEPENDENT DIRECTORS COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Total
Maynard E. Brown	$31,000	$31,000
Charles Davidson	$33,000	$33,000
Michael J. Ellsworth	$42,596	$42,596

Corporate Governance

As part of the Schmitt’s Code of Ethics and Business Conduct, the Company has adopted a code of ethics that applies to all officers and employees, including the Company’s principal executive, financial and accounting officers.

Schmitt maintains a Corporate Governance page on its website that includes key information about its corporate governance initiatives, including Schmitt’s Code of Ethics and Business Conduct and charters for the Audit, Compensation and Nominating Committees of the Board of Directors. The Corporate Governance page can be found at www.schmitt-ind.com within the Investor Relations segment of the website.

Schmitt’s policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the NASDAQ Stock Market and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including: (1) a majority of the Board members are independent of Schmitt and its management; (2) all members of the Board committees—the Audit, Compensation and Nominating Committees—are independent; (3) Schmitt has a Code of Ethics and Business Conduct that is monitored by its Corporate Secretary, who acts as the Company’s ethics officer; and (4) the charters of the Audit, Compensation and Nominating Committees of the Board clearly establish their respective roles and responsibilities.

MANAGEMENT

Executive Officers

The executive officers of the Company are as follows:

Name	Age	Position
David M. Hudson	65	President, Chief Executive Officer and Director
David W. Case	53	Vice President, Operations
Ann M. Ferguson	48	Chief Financial Officer and Treasurer; Corporate Secretary

Information concerning the principal occupation of David M. Hudson is set forth under “Board of Directors.” Information concerning the principal occupation during the last five years of the executive officers of the Company who are not also Directors of the Company is set forth below.

David W. Case has been Vice President of Operations of the Company since 1996, and before then was Production Manager. He has been responsible for many of the design features of the SBS Dynamic Balance System. His duties include manufacturing, engineering and quality assurance. Mr. Case holds a B.S. degree in Economics from the University of Oregon.

Ann M. Ferguson has been Chief Financial Officer and Treasurer of the Company since April 2013 and Corporate Secretary since April 2016. Ms. Ferguson is also the Managing Director of Schmitt Europe Ltd. Ms. Ferguson is a certified public accountant (inactive) with over 25 years of experience in finance and accounting. Until June 2012, Ms. Ferguson was a partner at Deloitte & Touche LLP, where she had been employed since 1991 and served in various roles of increasing responsibility until she was admitted to the partnership in 2006. Ms. Ferguson served as lead audit partner for two significant manufacturing clients, including one publicly traded company, as well as serving several other clients in other industries. Ms. Ferguson holds a B.S. degree in Business with an emphasis in accounting from the University of Oregon.

EXECUTIVE COMPENSATION

The Board of Directors has delegated the responsibility for fixing the compensation of the Named Executive Officers (as defined in the paragraph immediately preceding the Summary Compensation Table below) to the Compensation Committee. The Compensation Committee consists entirely of independent, non-employee Directors. No former employees of the Company serve on the Compensation Committee. The Compensation Committee approves all compensation and awards to executive officers, which include the President and Chief Executive Officer, Chief Financial Officer and Treasurer, Vice President for Operations and Corporate Secretary.

The Compensation Committee annually reviews the performance and compensation of the executive officers, or more often if necessary, and establishes their compensation. David M. Hudson may participate in certain discussions with the Compensation Committee and the Company’s Board of Directors concerning executive officer compensation, but Mr. Hudson does not participate in the decisions with respect to his own compensation.

The Compensation Committee has not prepared tally sheets for executive officers because the compensation structure for these executive officers has consisted primarily of base salary, cash bonuses, and stock options and has not included many of the hidden costs (such as retirement benefits, perquisites and deferred compensation plans) that tally sheets are typically designed to reveal. Similarly, because of the overall size of the Company and the small number of executive officers, the Compensation Committee has not deemed it necessary to retain outside compensation consultants or conduct formal internal or external pay equity studies.

The key components of the Company’s compensation program are base salary, personal performance bonuses and potential long-term compensation through stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers’ interests with those of shareholders. The Company generally does not adhere to rigid formulas or necessarily react to short-term changes in business performance in determining the amount and mix of compensation elements for our executives, although changes in business performance do affect individual performance bonus awards.

The Company’s executive compensation programs are designed to attract, retain, motivate and appropriately reward its executive officers, as well as to align the interests of executive officers with those of shareholders of the Company. The objectives of the Company’s compensation programs are to:

•	provide competitive compensation opportunities that attract and retain top executives;

•	inspire the executive team to achieve superior performance in order to deliver results above the Company’s business plan and those of its peers; and

•	continue to align the interests of executives and shareholders through the use of long-term and short-term incentives, while effectively managing dilution.

Compensation levels should be sufficiently competitive to attract and retain the talent needed

The Company’s overall compensation levels are designed to attract and retain the type of talent needed to enable the Company to achieve and maintain a leadership position in the businesses in which it competes.

Compensation should be related to performance

In general, the Company’s compensation policy is designed to reward the achievement of individual and company objectives. The Company has followed a practice of linking executive compensation to individual levels of performance, as well as to the performance of the Company as a whole. Cash bonuses are tied to individual performance, as well as to the performance of the Company. In addition, the value of long-term incentive compensation (stock options) is tied to corporate performance over the long term.

Incentive compensation should strike a balance between short-term and long-term performance

The Company’s compensation policy is designed to focus management on achieving strong short-term (annual) performance objectives as well as ensuring that the necessary steps are taken to achieve long-term success and profitability. To reward a balanced approach, the Company uses both short-term performance bonuses and long-term incentives in structuring the compensation of its executive officers.

Setting Executive Compensation

The Compensation Committee awarded Fiscal 2017 compensation to the Named Executive Officers based on its review and analysis of their positions, responsibilities and performance as well as their anticipated responsibilities and potential contributions to growth in shareholder value. In establishing the compensation of the Named Executive Officers, the Committee based the amounts primarily on the individual performance of each Named Executive Officer in recent periods, and each Named Executive Officer’s level of responsibility for the Company’s key objectives and potential for future responsibility and promotion. The Committee also examined the outstanding stock options held by such executive officer for the purpose of considering the retention value of additional equity awards.

Because base compensation, annual cash bonuses, and equity awards are such basic elements of compensation within the Company’s industry, as well as the high tech and software industries in general, and are generally expected by employees, the Committee believes that these components must be included in the Company’s compensation mix in order for the Company to compete effectively for talented executives.

The Company has historically used stock options as an element of executive compensation for several reasons. First, stock options facilitate retention of executives. Stock options will provide a return to the executive only if he or she remains in the Company’s employ. Second, stock options align executive compensation with the interests of the Company’s shareholders and thereby focus executives on increasing value for the shareholders. Third, stock options are performance based. Stock options will provide a return to executives only to the extent that the market price of the Company’s common stock appreciates over the option term. Fourth, stock options create incentive for increases in shareholder value over a longer term. In determining the number of options to be granted to executives, the Committee takes into account the individual’s position, scope of responsibility, ability to affect profits and shareholder value, the individual’s historic and recent performance, and the estimated value of stock options at the time of grant.

The Company does not believe there are risks arising from its compensation policies and practices for employees that are reasonably likely to have a material adverse effect on it.

Employment Agreements

The Company does not have employment agreements, written or unwritten, with its Named Executive Officers.

Base Salary

The Fiscal 2017 base salary for each Named Executive Officer was set on the basis of personal performance, skill set and experience, position criticality, the salary levels in effect for comparable positions with other companies in the industry, and internal comparability considerations.

Benefits and Perquisites

Benefits are established based upon an assessment of competitive market factors and a determination of what is needed to attract and retain talent. The primary benefits received by the Company’s Named Executive Officers are the same as for all other employees and include participation in the Company’s health, dental and vision plans, 401(k) plan and the Company’s disability and life insurance plans.

Annual Cash Performance Compensation

Our executives’ performance is reviewed annually in October, and executives may receive annual cash bonuses, generally based upon the Compensation Committee’s evaluation of individual performance and the Company’s performance generally. These executives are responsible for establishing strategic direction or are responsible for major functional or operating units and have an impact on bottom-line results. During Fiscal 2017, no cash bonuses were paid.

Stock Options

In Fiscal 2017, our Named Executive Officers received a total of 125,000 stock options grants as follows: David M. Hudson—85,000; Ann M. Ferguson—20,000 and David W. Case—20,000.

The following table has been reviewed and approved by the Compensation Committee and sets forth amounts of cash and certain other compensation paid by the Company to David M. Hudson, President and Chief Executive Officer; Ann M. Ferguson, Chief Financial Officer and Treasurer and Corporate Secretary; and David W. Case, Vice President of Operations (the “Named Executive Officers”) during Fiscal 2017. No other executive officer was paid salary and bonus in excess of $100,000 in Fiscal 2017.

2017 SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary	Option Awards(1)	All Other Compensation(2)	Total
David M. Hudson	2017	$195,111	$24,870	$6,790	$209,849
Director, President and Chief Executive Officer(3)	2016	100,678	4,002	—	104,680

Ann M. Ferguson	2017	153,390	9,407	—	148,213
Chief Financial Officer and Treasurer; Corporate Secretary	2016	166,885	16,820	—	183,705

David W. Case	2017	149,020	9,520	2,100	146,472
Vice President of Operations	2016	163,432	9,143	2,100	174,675

Wayne A. Case(3)	2017	39,472	—	4,149	43,621
	2016	77,233	5,338	5,483	88,054

James A. Fitzhenry(3)	2017	—	—	—	—
	2016	136,528	17,890	—	154,418

(1)	The amounts shown reflect the fair value of the entire option award in the year awarded as calculated using the assumptions for financial reporting purposes in accordance with ASC Topic 718. Assumptions made in the calculation of these amounts are included in Note 6 to the Company’s Consolidated Financial Statements for the fiscal year ended May 31, 2017 included on Form 10-K filed with the SEC on August 15, 2017.

(2)	For Fiscal 2017, amount paid to David M. Hudson, David W. Case and Wayne A. Case includes the Company’s match to the Company’s 401(k) Profit Sharing Plan & Trust made on the same basis as provided to all Company employees. For Fiscal 2017, amount paid to Wayne A. Case also includes reimbursement of insurance expenses in the amount of $2,049 and amount paid to David M. Hudson also includes reimbursement of relocation expenses in the amount of $4,690. For Fiscal 2016, amount paid to David W. Case and Wayne A. Case includes the Company’s match to the Company’s 401(k) Profit Sharing Plan & Trust made on the same basis as provided to all Company employees and amount paid to Wayne A. Case also includes reimbursement of insurance expenses in the amount of $3,383.

(3)	Mr. Hudson was appointed Interim President and Chief Executive Officer effective January 8, 2016 and President and Chief Executive Officer effective April 12, 2016. Mr. Wayne A. Case resigned from the Company and from the Board of Directors effective December 31, 2016. Mr. Fitzhenry resigned from the Company effective January 8, 2016.

STOCK OPTION PLANS AND OPTION GRANTS IN FISCAL 2017

The Board of Directors adopted the 2014 Plan in August 2014, the 2004 Stock Option Plan (the “2004 Plan”) in August 2004 and the 1995 Stock Option Plan (the “1995 Plan”) in December 1995, which was amended in August 1996 and restated in August 1998. The 2014 Plan provides for the grant of (i) stock options (both nonqualified and incentive stock options), (ii) stock appreciation rights or SARs, (iii) restricted stock, (iv) restricted stock units or RSUs, (v) performance awards, and (vi) other share-based awards. An incentive stock option (NSO) granted under the 2014 Plan is intended to qualify as an incentive stock option (ISO) and a nonstatutory stock option granted under the 2014 Plan is not intended to qualify as an ISO. An option granted under the 2004 Plan and/or 1995 Plan might be either an ISO, or an NSO. ISOs may be granted only to employees and members of the Board of Directors of the Company and are subject to certain limitations, in addition to restrictions applicable to all stock options under the 2004 Plan or 1995 Plan. Options not meeting these limitations will be treated as NSOs. The purchase price of ISOs is fair market value on the date of grant; the purchase price of NSOs may vary from fair market value. Vesting is at the discretion of the Compensation Committee of the Board of Directors, but generally is either 50% at grant date and 16.7% on each anniversary thereafter; 25% at grant date and 25% on each anniversary thereafter or 0% at grant date and 33% on each anniversary thereafter. The Company initially reserved 400,000 shares for issuance under the 1995 Plan and 300,000 shares for issuance under the 2004 Plan and the 2014 Plan. The 1995 Plan expired in December 2005 and no additional options may be issued under the 1995 Plan, although expiration of the 1995 Plan did not affect the rights of persons who received stock grants under the 1995 Plan. The 2004 Plan expired in August 2015 and no additional options may be issued under the 2004 Plan, although expiration of the 2004 Plan did not affect the rights of persons who received stock grants under the 2004 Plan. Stock-based compensation recognized in the Company’s Consolidated Financial Statements for the year ended May 31, 2017 includes compensation cost for stock-based awards granted.

2017 OUTSTANDING EQUITY AWARDS

The following table sets forth, as to the Named Executive Officers, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of the end of Fiscal 2017.

Name and Principal Position	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
David M. Hudson	28,333	56,667	1.70	4/12/2027
Director, President and Chief Executive Officer	5,000	2,500	2.82	10/14/2024
	10,000	—	3.65	5/31/2021
Ann M. Ferguson	6,666	13,334	1.70	4/12/2027
Chief Financial Officer and Treasurer; Corporate Secretary	10,000	5,000	2.82	10/14/2024
	10,000	—	2.53	10/4/2023
	25,000	—	2.90	4/8/2023
David W. Case	6,666	13,334	1.70	4/12/2027
Vice President of Operations	10,000	5,000	2.82	10/14/2024
	5,000	—	2.53	10/4/2023
	25,000	—	3.65	5/31/2021

STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of August 14, 2017 by (i) each person who is known to the Company to own beneficially more than 5% of the Company’s outstanding Common Stock, (ii) each of the Company’s Directors, (iii) the Company’s Named Executive Officers and (iv) all Directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other reliable information, and assumes that 2,995,910 shares were issued and outstanding on August 14, 2017.

	Shares Beneficially Owned(1)
Directors and Executive Officers(2)	Number	Percent
David W. Case(3)	126,262	4.1%
Wayne A. Case(4)	120,244	4.0%
Ann M. Ferguson(5)	51,666	1.7%
David M. Hudson(6)	47,333	1.6%
Michael J. Ellsworth(7)	32,233	1.1%
Maynard E. Brown(8)	30,694	1.0%
Charles Davidson(9)	6,000	*
All directors and executive officers as a group (seven persons)(10)	414,432	13.0%
5% Shareholders
Walter Brown Pistor, 2415 Kalama River Road, Kalama, WA 98625(11)	509,331	17.0%
Monongahela Capital Management, 800 Cranberry Woods Drive, Ste 200, Cranberry Township, PA 16066(12)	284,184	9.5%
Buttonwood Tree Value Partners L.P., 2801 Bristol Street, Ste 100, Costa Mesa, CA 92626(13)	165,000	5.5%

*	Less than 1%.

(1)	For the purpose of this table, beneficial ownership includes securities that can be acquired by a person within 60 days from August 14, 2017 upon the exercise of options. Accordingly, each person’s percentage of beneficial ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days from August 14, 2017 have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)	The address of each person is care of Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

(3)	Includes 79,596 shares held as of August 14, 2017 and 46,666 shares subject to options that are exercisable within 60 days of August 14, 2017.

(4)	Includes 19,125 shares held as of August 14, 2017 by Mr. Case in an individual retirement account and includes 101,119 shares owned by the Linda M. Case Family Trust as of August 14, 2017. Ms. Case has primary, and Mr. Case secondary and contingent, voting and investment power with respect to the shares in the Linda M. Case Family Trust.

(5)	Includes 51,666 shares subject to options that are exercisable within 60 days of August 14, 2017.

(6)	Includes 4,000 shares held as of August 14, 2017 and 43,333 shares subject to options that are exercisable within 60 days of August 14, 2017.

(7)	Includes 8,900 shares held as of August 14, 2017 and 23,333 shares subject to options that are exercisable within 60 days of August 14, 2017.

(8)	Includes 10,694 shares held as of August 14, 2017 and 20,000 shares subject to options that are exercisable within 60 days of August 14, 2017.

(9)	Includes 1,000 shares held as of August 14, 2017 and 5,000 shares subject to options that are exercisable within 60 days of August 14, 2017.

(10)	Includes 189,998 shares subject to options that are exercisable within 60 days of August 14, 2017.

(11)	Information reported herein is made in reliance on a Schedule 13D filed by Mr. Pistor.

(12)	Information reported herein is made in reliance on a Schedule 13G/A filed by Monongahela Capital Management.

(13)	Information reported herein is made in reliance on a Schedule 13G/A filed by Buttonwood Tree Value Partners L.P.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under federal securities laws, the Company’s directors, its officers and any persons holding more than 10% of the Company’s Common Stock (“10% holders”) are required to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during Fiscal 2017. To the best of the Company’s knowledge, all of these filing requirements have been satisfied. In making this statement, the Company has relied solely on written representations of its directors, officers and 10% holders and copies of the reports that they filed with the SEC.

INFORMATION CONCERNING THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Moss-Adams LLP to act as independent auditors for the Company for the fiscal year ending May 31, 2018. Moss-Adams served as the Company’s independent auditors for the fiscal year ended May 31, 2017. Representatives of Moss-Adams are expected to attend the 2017 Annual Meeting. They will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders.

Audit Committee Report**

The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management and has discussed with Moss-Adams, the Company’s independent auditors, the matters required to be discussed by PCAOB Auditing Standard 1301, Communications with Audit Committees. The Audit Committee also has received the written disclosures and the letter from Moss-Adams required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed the independence of Moss-Adams with that firm. Based upon the foregoing, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements of the Company for the fiscal year ended May 31, 2017 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2017, for filing with the SEC. Each member of the Audit Committee is an independent director as defined by SEC and NASDAQ Stock Market rules, as such section may be modified or supplemented.

AUDIT COMMITTEE

Maynard E. Brown, Charles Davidson and Michael J. Ellsworth

Audit and Related Fees

For the fiscal years ended May 31, 2017 and May 31, 2016, Moss-Adams and their affiliates billed, or have estimated they will bill, a total of $120,500 and $120,500, respectively, for their audits, and fees reasonably related to the performance of the audits of the Company’s annual consolidated financial statements for those fiscal years; review of financial statements contained in the Company’s Forms 10-Q in those fiscal years; and services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees

In the fiscal years ended May 31, 2017 and May 31, 2016, Moss-Adams and their affiliates billed the Company $2,466 and $2,745, respectively, for tax compliance, tax advice and tax planning.

All Other Fees

In the fiscal years ended May 31, 2017 and May 31, 2016, Moss-Adams billed the Company $0 and $0, respectively, for services other than those already disclosed above.

**

The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services as allowed by law or regulation. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specifically approved amount. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees incurred to date. The Audit Committee, or one of its members to whom authority has been delegated by the Audit Committee, may also pre-approve particular services on a case-by-case basis. The Audit Committee, or one of its members to whom authority had been delegated, pre-approved all of the Company’s audit fees, audit-related fees, tax fees, and all other fees for services by the independent auditors during Fiscal 2017 and Fiscal 2016.

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle the Company’s shareholders to vote to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement pursuant to the SEC’s rules.

The Company’s executive compensation programs are designed to (1) attract and retain executive officers, (2) reward the achievement of the Company’s short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers’ interests with those of the Company’s shareholders. Under these programs, the Company’s executive officers are rewarded for the achievement of Company objectives and the realization of increased shareholder value. Please read the section herein entitled “Executive Compensation” for additional details about the Company’s executive compensation, including information about the Fiscal 2017 compensation of the Company’s Named Executive Officers.

The Compensation Committee continually reviews the compensation programs for the Company’s executive officers to ensure they achieve the desired goals of aligning the Company’s executive compensation structure with the interests of the Company’s shareholders and current market practices.

The Company is asking shareholders to indicate their support for the Company’s Named Executive Officer compensation as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the Company’s executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Company asks its shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Company. The Company’s Board of Directors and Compensation Committee value the opinions of the Company’s shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Company will consider the concerns of the shareholders and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote FOR the approval of the compensation paid to the Company’s Named Executive Officers. If a quorum is present, a majority of the votes cast by shares entitled to vote is required to approve this proposal.

APPROVAL OF AMENDMENT AND RESTATEMENT OF 2014 EQUITY INCENTIVE PLAN

The Board of Directors is requesting that shareholders vote in favor of an amendment and restatement of the 2014 Plan to increase the number of shares of common stock issuable under the 2014 Plan from 300,000 to 500,000. On August 23, 2017, the Board of Directors approved and adopted, subject to shareholder approval, the amended and restated 2014 Plan (the “A&R 2014 Plan”) increasing the share reserve of common stock by 200,000 shares. Our shareholders have previously authorized the Company to issue up to a total of 300,000 shares of common stock under the 2014 Plan. In addition, the Board of Directors approved a change of governing law under the 2014 Plan from Nevada to Oregon in order to align the governing law with the Company’s state of incorporation, Oregon. This change does not require shareholder approval and will be incorporated into the A&R 2014 Plan. Except for the change in governing law and the increase in the number of shares available for issuance, the A&R 2014 Plan remains unchanged from the 2014 Plan.

The Board of Directors believes that increasing the number of shares issuable under the 2014 Plan is in the best interest of shareholders and the Company, as equity awards under the plan will continue to help attract, motivate and retain talented employees and non-employee directors, align employee and shareholder interests, link employee compensation with company performance and maintain a culture based on employee stock ownership. As of May 31, 2017, no shares of our common stock remained available for future grants of stock awards under the 2014 Plan, which the Board of Directors believes to be insufficient to meet the Company’s anticipated needs.

A copy of the A&R 2014 Plan as proposed is included in this proxy statement as Appendix A.

No awards have been granted or promised with respect to the additional 200,000 shares requested, although the Compensation Committee, in consultation with management when deemed appropriate, may consider making new grants to our executive officers, employees, directors and consultants. Awards under the A&R 2014 Plan will be made at the discretion of the Plan Administrator, which currently is the Compensation Committee, and are not determinable at this time.

Summary of the A&R 2014 Equity Incentive Plan

The following summary of the A&R 2014 Plan is qualified in its entirety by reference to the complete text of the A&R 2014 Plan, as proposed to be amended, a copy of which is included as Appendix A to this Proxy Statement.

General

Our Board of Directors originally approved the 2014 Plan in August 2014, and it was subsequently approved by the Shareholders at the Annual Meeting in October 2014. The A&R 2014 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock units, stock appreciation rights, and other forms of equity compensation (collectively referred to in this Proxy Statement as “equity awards”). The A&R 2014 Plan also provides the ability to grant performance equity awards and performance cash awards (together referred to in this Proxy Statement as “performance awards”), which enables our Compensation Committee to use performance criteria in establishing specific targets to be attained as a condition to the vesting of awards.

Incentive stock options granted under the A&R 2014 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (referred to in this Proxy Statement as the “Code”). Nonstatutory stock options granted under the A&R 2014 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of equity awards.

The purpose of the A&R 2014 Plan is to provide a sufficient reserve of common stock to offer appropriate incentives to our executive officers, employees, directors and consultants. We actively compete for highly qualified people to work on our team, and our equity program is a key component of our strategy to attract and retain key individuals. We continue to believe that equity compensation is an important component to motivate key employees and effectively aligns employee compensation with stockholder interests. The A&R 2014 Plan is the sole available plan for granting equity compensation to our employees. If this proposal is not approved, and we are unable to grant equity compensation in the future, we may need to consider other compensation alternatives, such as increasing cash compensation.

Common Stock Available Under the A&R 2014 Plan

Assuming Shareholders approve this proposal, a total of 500,000 shares of common stock will have been reserved for issuance pursuant to the A&R 2014 Plan. As of May 31, 2017, options to purchase a total of 360,000 shares of common stock were outstanding under the 2014 Plan and the 2004 Plan. The 2004 Plan expired in August 2015 and no additional options may be issued under the 2004 Plan. On May 31, 2017, no shares of our common stock remained available for future grants of stock awards under the 2014 Plan.

Administration of the A&R 2014 Plan

The A&R 2014 Plan provides that our Board of Directors has the authority to construe and interpret the A&R 2014 Plan, to determine the persons to whom and the dates on which equity awards will be granted, the number of shares of common stock to be subject to each equity award, the time or times during the term of each equity award within which all or a portion of the award may be exercised, the exercise, purchase, or strike price of each equity award, the type of consideration permitted to exercise or purchase each equity award and other terms of the equity awards.

Our Board of Directors has the authority to delegate some or all of the administration of the A&R 2014 Plan to a committee or committees composed of members of our Board. A committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act or solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. The A&R 2014 Plan also permits delegation of administration of the plan to one or more executive officers with respect to grants to our employees. Under the A&R 2014 Plan, the full powers and administration of the A&R 2014 Plan are delegated to the Compensation Committee (unless and until further action is taken by the Board). The Compensation Committee, as currently constituted, consists of three non-employee directors within the meaning of Section 16b-3 who also are outside directors within the meaning of Section 162(m). As used herein, the term “Plan Administrator” refers to the Compensation Committee.

Eligibility

General. The Plan provides that our employees, executive officers, directors and consultants are eligible to be granted awards.

Incentive Stock Options. Incentive stock options may be granted under the A&R 2014 Plan only to employees (including executive officers) of the Company. The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options will be 500,000 shares of common stock. No incentive stock option may be granted under the A&R 2014 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company, unless the exercise price of such stock option is at least 110% of the fair market value of the stock subject to the stock option on the date of grant and the term of the stock option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined on the date of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the A&R 2014 Plan and any other equity plans of the Company) may not exceed $100,000. Any excess of such amount will be treated as nonstatutory stock options.

Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units and Other Awards. Nonstatutory stock options, restricted stock, restricted stock units and all other types of equity awards and performance awards authorized under the A&R 2014 Plan may be granted to employees (including executive officers), directors and consultants of the Company.

Individual Limit. No person may be granted stock options or stock appreciation rights under the A&R 2014 Plan covering more than 500,000 shares of common stock during any calendar year. Stockholder approval of this proposal will also constitute approval of the 500,000-share limitation for purposes of Section 162(m) of the Code. This limitation allows us to grant stock options or stock appreciation rights under the A&R 2014 Plan that may be exempt from the $1,000,000 limitation on the income tax deductibility of compensation paid to covered executive officers under Section 162(m) of the Code.

Shares Subject to the A&R 2014 Plan

If the A&R 2014 Plan is approved by the Shareholders, a total of 500,000 shares of common stock will be available for issuance under the A&R 2014 Plan.

The number of shares of common stock available for issuance under the A&R 2014 Plan will be reduced by one share for each share of common stock issued pursuant to a stock option, stock appreciation right, restricted stock awards, restricted stock unit awards or other awards.

If a stock option or stock appreciation right award expires or otherwise terminates without being fully exercised, if shares subject to a restricted stock award or restricted stock unit award are forfeited to or repurchased by us, or if an equity award is settled in cash, the shares not issued under those awards, or the shares forfeited to or repurchased by us, become available for subsequent issuance under the A&R 2014 Plan. Such returning shares will increase the number of shares available for issuance under the A&R 2014 Plan, if amended, by one share per share returned.

If shares subject to an award granted under the A&R 2014 Plan are not delivered to a participant because:

•	an equity award is exercised through a reduction in the number of shares subject to the equity award (a “net exercise”),

•	the appreciation distribution upon exercise of a stock appreciation right is paid in shares of common stock, or

•	shares are withheld in satisfaction of applicable withholding taxes,

then those shares do not become available for subsequent issuance under the A&R 2014 Plan. If the exercise price of a stock option is satisfied by a participant tendering previously held shares, the tendered shares do not become available for subsequent issuance under the A&R 2014 Plan.

Terms of Stock Options

We may grant stock options under the A&R 2014 Plan pursuant to stock option agreements adopted by our Board of Directors or a duly authorized committee. The following is a description of the permissible terms of stock options under the A&R 2014 Plan. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price. The exercise price of incentive stock options and nonstatutory stock options may not be less than 100% of the fair market value of the stock subject to the stock option on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value.

Consideration. The stock option exercise price may, at the discretion of the Plan Administrator, be paid in cash or by check, pursuant to a broker-assisted cashless exercise, by delivery of other shares of Schmitt common stock, pursuant to a net exercise arrangement, or in any other form of legal consideration acceptable to the Plan Administrator.

Vesting. Stock options granted under the A&R 2014 Plan vest, or become exercisable, as determined by the Plan Administrator. Vesting typically occurs during the optionholder’s continued service with Schmitt or an affiliate, whether such service is in the capacity of an employee, director or consultant (collectively referred to as service) and regardless of any change in the capacity of the optionee, or upon achievement of quantitative or qualitative goals determined by the Plan Administrator. Shares covered by different stock options may be subject to different vesting terms.

Term. Under the A&R 2014 Plan, the maximum term of a stock option is ten years, except that in certain cases (see “Eligibility” above) the maximum term is five years.

Termination of Service. Stock options generally terminate three months after termination of a participant’s service unless:

•	the stock option agreement by its terms specifically provides otherwise,

•

termination is due to the participant’s disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months of termination,

•

the participant dies before the participant’s service has terminated, or the participant dies within a specified period after termination of service, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such stock option have passed, or

•	the participant is terminated for cause (as defined under the A&R 2014 Plan), in which case the stock option terminates immediately and will cease to be exercisable (whether vested or unvested).

The stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws. In no event, however, may a stock option be exercised beyond the expiration of its term.

Restrictions on Transfer. A participant generally may not transfer a stock option other than by will, by the laws of descent and distribution, or pursuant to a domestic relations order. During the lifetime of the participant, only the participant may exercise a stock option (except in instances pursuant to a domestic relations order). A participant may also designate a beneficiary who may exercise a stock option following the participant’s death.

Terms of Restricted Stock

We may grant restricted stock awards under the A&R 2014 Plan pursuant to restricted stock award agreements adopted by our Board of Directors or a duly authorized committee. Restricted stock awards are shares of our common stock that may be subject to restrictions, such as vesting requirements.

Consideration. The Plan Administrator may grant restricted stock awards in consideration for past or future services rendered to Schmitt or an affiliate, or any other form of legal consideration acceptable to our Board of Directors.

Vesting. Shares of stock acquired under a restricted stock award may, but need not, be subject to a repurchase option in favor of Schmitt or forfeiture to Schmitt in accordance with a vesting schedule as determined by the Plan Administrator.

Termination of Service. Upon termination of a participant’s service, Schmitt may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable restricted stock award.

Terms of Restricted Stock Units

We may grant restricted stock unit awards under the A&R 2014 Plan pursuant to restricted stock unit award agreements adopted by our Board of Directors or a duly authorized committee. Restricted stock units represent the value of a fixed number of shares of Schmitt common stock on the date of grant.

Consideration. The Plan Administrator may grant restricted stock units in consideration for past or future services rendered to Schmitt or an affiliate, or any other form of legal consideration acceptable to the Plan Administrator.

Vesting. Restricted stock units vest at the rate or on the terms specified in the restricted stock unit award agreement as determined by the Plan Administrator.

Settlement. Restricted stock units may be settled by the delivery of shares of Schmitt common stock, cash, or any combination as determined by the Plan Administrator. At the time of grant, the Plan Administrator may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the restricted stock unit award after vesting.

Termination of Service. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of service.

Terms of Stock Appreciation Rights

We may grant stock appreciation rights under the A&R 2014 Plan pursuant to stock appreciation rights agreements adopted by our Board of Directors or a duly authorized committee. A stock appreciation right is a right to receive the excess value over the strike price of a fixed number of shares. Individual stock appreciation right agreements may be more restrictive as to any or all of the permissible terms described below. Each stock appreciation right is denominated in shares of common stock equivalents but may be settled in cash.

Term. The maximum term of stock appreciation rights is ten years.

Strike Price. The strike price of stock appreciation rights may not be less than 100% of the fair market value of the common stock equivalents subject to the stock appreciation rights on the date of grant.

Exercise. Upon exercise of a stock appreciation right, Schmitt will pay the participant an amount equal to the excess of the aggregate fair market value on the date of exercise of a number of common stock equivalents with respect to which the participant is exercising the stock appreciation right, over the strike price determined by the Plan Administrator on the date of grant. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of our common stock, or any other form of consideration determined by the Plan Administrator.

Vesting. Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the Plan Administrator.

Termination of Service. Stock appreciation rights generally terminate three months after termination of a participant’s service unless:

•	the stock appreciation rights agreement by its terms specifically provides otherwise,

•

termination is due to the participant’s disability, in which case the stock appreciation right may be exercised (to the extent vested at the time of the termination of service) at any time within 12 months of termination,

•

the participant dies before the participant’s service has terminated, or within a specified period after termination of service, in which case the stock appreciation right may be exercised (to the extent vested at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such stock appreciation right have passed, or

•

the participant is terminated for cause (as defined under the A&R 2014 Plan), in which case the stock appreciation right terminates immediately and will cease to be exercisable (whether vested or unvested).

The term of a stock appreciation right may be extended in the event that exercise following termination of service is prohibited by applicable securities laws. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Terms of Other Stock Awards

The Plan Administrator may grant other equity awards based in whole or in part by reference to the value of our common stock. Subject to the provisions of the A&R 2014 Plan, the Plan Administrator has the authority to determine the persons to whom and the dates on which such other equity awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other equity awards granted under the A&R 2014 Plan. These awards may not have a term in excess of ten years from the date of grant.

Terms of Performance Awards

General. The Board of Directors may grant performance equity awards and performance cash awards that qualify as performance-based compensation that is not subject to the income tax deductibility limitations imposed by Section 162(m) of the Code, if the award is approved by the Compensation Committee and the grant or vesting of the award is tied solely to the attainment of performance goals during a designated performance period.

Performance Goals. To preserve the possibility that the compensation attributable to awards may qualify as performance-based compensation that will not be subject to the $1,000,000 limitation on the income tax deductibility of the compensation paid per covered executive officer imposed under Section 162(m) of the Code, the Compensation Committee has the authority to structure one or more such awards so that stock or cash will be issued or paid pursuant to the award only upon the achievement of certain pre-established performance goals that are based on criteria that have already been approved by our stockholders. Performance goals for awards granted under the A&R 2014 Plan may be based on any one of, or combination of, the following criteria: (a) net sales; (ii) revenue; (iii) revenue growth or product revenue growth; (iv) operating income (before or after taxes); (v) pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); (vi) return on equity; (vii) total shareholder return; (viii) return on assets or net assets; (ix) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; (x) market share; gross profits; (xi) earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); (xii) economic value-added models or equivalent metrics; (xiii) comparisons with various stock market indices; (xiv) reductions in costs; (xv) cash flow or cash flow per share (before or after dividends); (xvi) return on capital (including return on total capital or return on invested capital); (xvii) cash flow return on investment; (xviii) improvement in or attainment of expense levels or working capital levels; (xiv) operating margins, gross margins or cash margin; (xx) year-end cash; (xxi) debt reduction; (xxii) stockholder equity; (xxiii) financing and other capital raising transactions (including sales of the Company’s equity or debt securities); (xxiv) factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions; (xxv) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel; and (xxvi) any other measures of performance selected by our Board of Directors.

Performance goals may be set on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to generated business plans, the performance of one or more comparable companies or the performance of one or more relevant indices. Adjustments may be made in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges (including but not limited to the effect of tax or legal settlements); (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude stock-based compensation expense determined under generally accepted accounting principles; (vi) to exclude any other unusual, non-recurring gain or loss or extraordinary item; (vii) to respond to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (viii) to respond to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (ix) to exclude the dilutive effects of acquisitions or joint ventures; (x) to assume that any business divested by Schmitt achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (xi) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (xii) to reflect a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); (xiii) to reflect any partial or complete corporate liquidation; (xiv) to exclude the effect of in-process research and development expenses; and (xv) to exclude the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes.

Annual Limitation. The maximum benefit to be received by a participant in any calendar year attributable to performance equity awards may not exceed 500,000 shares of common stock. The maximum benefit to be received by a participant in any calendar year attributable to performance cash awards granted pursuant to the A&R 2014 Plan may not exceed $1,000,000. Stockholder approval of this Plan will also constitute approval of the foregoing limitations for purposes of Section 162(m) of the Code.

Changes to Capital Structure

In the event any change is made to the outstanding shares of our common stock without receipt of consideration (whether through a stock split, reverse stock split or other changes in the capital structure), appropriate adjustments will be made to the class of securities issuable under the A&R 2014 Plan, the maximum number of securities issuable under the A&R 2014 Plan, the incentive stock option limitation, the maximum award that one person may be granted in a calendar year under the A&R 2014 Plan, and the number, class and price per share under outstanding equity awards under the A&R 2014 Plan.

Corporate Transactions; Changes in Control

Unless otherwise provided in a written agreement between Schmitt or an affiliate and a participant, or unless otherwise expressly provided by our Board of Directors or a duly authorized committee at the time of grant of an equity award, in the event of significant corporate transactions, outstanding equity awards under the A&R 2014 Plan may be assumed, continued or substituted by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute such equity awards, then:

•	with respect to any such equity awards that are held by individuals then performing services for Schmitt or our affiliates, the vesting and exercisability provisions of such equity awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction and any reacquisition or repurchase rights will lapse (contingent upon the effectiveness of the corporate transaction);

•

all other outstanding equity awards will be terminated if not exercised prior to the effective date of the corporate transaction, except that certain equity awards, such as restricted stock awards, may have their reacquisition or repurchase rights assigned to the surviving or acquiring entity (or its parent company) in the corporate transaction, though if such reacquisition or repurchase rights are not assigned, then such equity awards will become fully vested; and

•

no vested restricted stock unit award will terminate without being settled by delivery of shares of common stock, their cash equivalent or in any other form of consideration, as determined by the Board of Directors, prior to the effectiveness of the corporate transaction.

A significant corporate transaction will be deemed to occur in the event of:

•	a sale of all or substantially all of the consolidated assets of Schmitt and its subsidiaries;

•	a sale of at least 90% of the outstanding securities of Schmitt;

•	a merger, consolidation or similar transaction in which Schmitt is not the surviving corporation, or

•

a merger, consolidation or similar transaction in which Schmitt is the surviving corporation, but shares of Schmitt outstanding common stock are converted into other property by virtue of the corporate transaction.

The A&R 2014 Plan provides, at the discretion of our Board of Directors or a duly authorized committee, that the holder of an outstanding equity award that would otherwise terminate if not exercised prior to the corporate transaction may surrender such equity award in exchange for a payment equal to the excess of the value of the property that the holder would have received upon exercise of the equity award immediately prior to the corporate transaction, over the exercise price otherwise payable in connection with the equity award. Additionally, the A&R 2014 Plan provides our Board of Directors or a duly authorized committee with the discretion to grant individual equity awards that vest as to all or any portion of the shares subject to the equity award in connection with a change of control transaction. No such equity awards have been granted by our Board of Directors or the Compensation Committee.

The acceleration of an equity award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Schmitt.

Duration, Termination and Amendment

Our Board of Directors may suspend or terminate the A&R 2014 Plan without stockholder approval or ratification at any time. Unless sooner terminated, the A&R 2014 Plan will terminate on August 18, 2024. Our Board may amend or modify the A&R 2014 Plan at any time, subject to any required stockholder approval. To the extent required by applicable law or regulation, stockholder approval will be required for any amendment that:

•	materially increases the number of shares available for issuance under the A&R 2014 Plan;

•	materially expands the class of individuals eligible to receive awards under the A&R 2014 Plan;

•

materially increases the benefits accruing to the participants under the A&R 2014 Plan or materially reduces the price at which shares of common stock may be issued or purchased under the A&R 2014 Plan;

•	materially extends the term of the A&R 2014 Plan; or

•	expands the types of awards available for issuance under the A&R 2014 Plan.

Our Board of Directors also may submit to stockholders any other amendment to the A&R 2014 Plan, including amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to participants and Schmitt with respect to participation in the A&R 2014 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options. Incentive stock options granted under the A&R 2014 Plan are intended to qualify for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal ordinary income tax consequences to the participant or Schmitt by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

The difference between the exercise price and fair market value of the incentive stock option shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised for those shares, any gain or loss on a disposition of those shares (referred to in this Proxy Statement as a qualifying disposition) will be a long-term capital gain or loss. Upon such a qualifying disposition, Schmitt will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of those holding periods (referred to in this Proxy Statement as a disqualifying disposition), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year after exercise.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally Schmitt will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options. No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, Schmitt will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant. Schmitt will be required to satisfy certain tax withholding requirements applicable to such income.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year after exercise.

Restricted Stock Awards. Upon receipt of a restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. Schmitt will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

However, if the shares issued upon the grant of a restricted stock award are unvested and subject to repurchase by Schmitt in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when Schmitt’s repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date the repurchase right lapses, over (b) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (a) the fair market value of the shares on the date of issuance, over (b) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses. The participant and Schmitt will be required to satisfy certain tax withholding requirements applicable to such income. Schmitt will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Upon disposition of the stock acquired upon the receipt of a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Restricted Stock Unit Awards. No taxable income is recognized upon receipt of a restricted stock unit award. The participant will generally recognize ordinary income in the year in which the shares subject to that unit are actually vested and issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and Schmitt will be required to satisfy certain tax withholding requirements applicable to such income. Schmitt will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, Schmitt is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, Schmitt will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction in the year in which such ordinary income is recognized by the participant.

Potential Limitation on Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to each covered employee exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Schmitt, may cause this limitation to be exceeded in any particular year. However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.

Below is a summary of the material conditions under which certain equity awards qualify as performance-based compensation that is exempt from the $1,000,000 deduction limitation in accordance with Section 162(m) of the Code:

•

Stock Options and Stock Appreciation Rights. Compensation paid to covered employees that is attributable to stock options and stock appreciation rights will qualify as performance-based compensation if (a) such awards are granted by a compensation committee or committee of our Board of Directors comprised solely of “outside directors,” (b) the A&R 2014 Plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (c) the per-employee limitation is approved by our stockholders, and (d) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant.

•

Restricted Stock Awards, Restricted Stock Unit Awards, Performance Equity Awards and Performance Cash Awards. Compensation paid to covered employees that is attributable to restricted stock awards, restricted stock unit awards, performance equity awards, and performance cash awards will qualify as performance-based compensation, provided that: (a) the award is granted by a compensation committee comprised solely of “outside directors,” (b) the award is granted (or vests) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (c) the compensation committee certifies in writing prior to the grant or vesting of the award that the performance goal has been satisfied, and (d) stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

New Plan Benefits

The benefits that will be awarded or paid under the A&R 2014 Plan are not currently determinable. Awards granted under the A&R 2014 Plan are within the discretion of the Plan Administrator. On July 31, 2017, the closing price of a share of Schmitt common stock was $1.79.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote FOR the amendment and restatement of the Schmitt Industries, Inc. 2014 Equity Incentive Plan. If a quorum is present, a majority of the votes cast by shares entitled to vote is required to approve this proposal.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals may be eligible for inclusion in the Company’s 2018 Proxy Statement. Any such proposal must be received by the Company not later than April 20, 2018. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities law. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s Proxy Statement. Alternatively, under the Company’s Restated Bylaws, a proposal or director nomination that a shareholder does not seek to include in the Company’s Proxy Statement pursuant to Rule 14a-8 may be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of an Annual Meeting, unless notice or public disclosure of the date of the Annual Meeting occurs less than 60 days prior to the date of such Annual Meeting, in which event, shareholders may deliver such notice not later than the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure thereof was made. A shareholder’s submission must include certain specified information concerning the proposal or director nominee, as the case may be, and information as to the shareholder’s ownership of common stock of the Company. Proposals or director nominations not meeting these requirements will not be entertained at the

Annual Meeting. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or director nomination submitted by a shareholder.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the 2017 Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

COST OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone by Directors, officers and employees of the Company, who will not be specially compensated for such activities. Also, the Company may retain and compensate an outside firm to assist in obtaining proxies from brokers and nominees of shareholders for the Annual Meeting. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. The Company will also request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such persons for their reasonable expenses incurred in that connection.

ADDITIONAL INFORMATION

A copy of the Company’s Annual Report to Shareholders for Fiscal 2017 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended May 31, 2017 with the SEC. Shareholders may obtain, free of charge, a copy of the Form 10-K (without exhibits) by writing to Corporate Secretary, Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

By Order of the Board of Directors

Michael J. Ellsworth
Chairman of the Board of Directors

Portland, Oregon

August 28, 2017

Appendix A

SCHMITT INDUSTRIES, INC.

AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

1. PURPOSE OF THE PLAN

The purpose of the Plan is to assist Schmitt Industries, Inc. (“Schmitt” or the “Company”) in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2. DEFINITIONS

2.1. “Affiliate” shall mean (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Board shall have the authority to determine (i) the time or times at which the ownership tests are applied, and (ii) whether “Affiliate” includes entities other than corporations within the foregoing definition.

2.2. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.3. “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.4. “Board” shall mean the Board of Directors of the Company.

2.5. “Cause” shall mean with respect to a Participant, the occurrence of any of the following: (i) the Participant commits an act of dishonesty in connection with the Participant’s responsibilities as an Employee or Consultant; (ii) the Participant commits a felony or any act of moral turpitude; (iii) the Participant commits any willful or grossly negligent act that constitutes gross misconduct and/or injures, or is reasonably likely to injure, the Company or any Affiliate; or (iv) the Participant willfully and materially violates (A) any written policies or procedures of the Company or any Affiliate, or (B) the Participant’s obligations to the Company or any Affiliate. The determination that a termination is for Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

2.6. “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a) Any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (i) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (ii) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(b) There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (i) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (ii) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(c) The stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(d) There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(e) Individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing, to the extent that the Company determines that any of the payments or benefits under this Plan that are payable in connection with a Change in Control constitute deferred compensation under Section 409A that may only be paid on a transaction that meets the standard of Treasury Regulation Section 1.409A-3(a)(5), the foregoing definition of Change in Control shall apply only to the extent the transaction also meets the definition used for purposes of Treasury Regulation Section 1.409A-3(a)(5), that is, as defined under Treasury Regulation Section 1.409A-3(i)(5).

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

2.7. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.8. “Committee” shall mean a committee consisting of members of the Board to whom authority has been delegated by the Board in accordance with Section 4.2(c). Initially, and until further action by the Board, “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules of the applicable stock market or exchange on which the Shares are quoted or traded, to the extent required by such rules. The Board may designate one or more Directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee.

2.9. “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.10. “Continuous Service” shall mean that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate from a Consultant to Employee shall not terminate a Participant’s Continuous Service. Furthermore, a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. However, if the corporation for which a Participant is rendering service ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such corporation ceases to qualify as an Affiliate. A leave of absence shall be treated as Continuous Service for purposes of vesting in an Award to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

2.11. “Corporate Transaction” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(b) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(c) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(d) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

2.12. “Covered Employee” shall mean an employee of the Company or its Subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.13. “Director” shall mean a member of the Board.

2.14. “Disability” shall mean with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and

shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

2.15. “Dividend Equivalents” shall have the meaning set forth in Section 12.4.

2.16. “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.17. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.18. “Exchange Act Person” shall mean any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 13, is the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

2.19. “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing sale price of the Shares reported as having occurred on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are not listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

2.20. “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.21. “Non-Employee Director” shall mean a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

2.22. “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Board shall determine.

2.23. “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.24. “Outside Director” shall mean a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.25. “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.26. “Payee” shall have the meaning set forth in Section 13.2.

2.27. “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.28. “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.29. “Performance Criteria” shall mean one or more of the criteria specified in Section 10.2 and selected by the Board for purposes of establishing the Performance Goals for a Performance Period.

2.30. “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be set on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to internally generated business plans, approved by the Board, the performance of one or more comparable companies or the performance of one or more relevant indices. To the extent consistent with Section 162(m) of the Code and the regulations thereunder, the Board is authorized to make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges (including but not limited to the effect of tax or legal settlements); (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude stock-based compensation expense determined under generally accepted accounting principles; (vi) to exclude any other unusual, non-recurring gain or loss or extraordinary item; (vii) to respond to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (viii) to respond to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (ix) to exclude the dilutive effects of acquisitions or joint ventures; (x) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (xi) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (xii) to reflect a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); (xiii) to reflect any partial or complete corporate liquidation; (xiv) to exclude the effect of in-process research and development expenses; and (xv) to exclude the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes. The Board also retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

2.31. “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

2.32. “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.33. “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value will be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.34. “Permitted Assignee” shall have the meaning set forth in Section 12.2.

2.35. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.36. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.37. “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Board shall determine, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Board may deem appropriate.

2.38. “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1

2.39. “Shares” shall mean the shares of common stock of the Company, no par value per share.

2.40. “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.41. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.42. “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.43. “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3. SHARES SUBJECT TO THE PLAN

3.1. Number of Shares.

(a) Subject to adjustment as provided in Section 11.1, the number of shares of Common Stock issued or transferred and covered by outstanding awards granted under this Plan shall not in the aggregate exceed 500,000 shares of Common Stock, which may be Common Stock of original issuance or Common Stock held in treasury, or a combination thereof. Subject to the provisions of Section 11.1 regarding adjustments in the event of stock splits, reverse stock splits and other recapitalization events, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be 500,000. The Company shall at all times during the term of the Plan, and while any Stock Awards are outstanding, retain as authorized and unissued Common Stock or as treasury Common Stock, at least the number of shares of Common Stock required under the provisions of this Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

(b) If any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including on payment in Shares on exercise of a Stock Appreciation Right), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan.

(c) In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall be available for issuance under the Plan.

(d) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable limitations for grant to a Participant under Section 10.4, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in paragraph (b) or (c) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(e) The Board may grant Incentive Stock Options to any employee of the Company or any present or future Parent or Subsidiary as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

3.2. Source of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4. ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant. The Board may grant Substitute Awards to holders of equity awards issued by a company acquired by the Company or with which the Company combines.

4.2. Administration.

(a) The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in paragraph (c) below.

(b) The Board or authorized Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors or Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(c) The Board may delegate all or a portion of the administration of the Plan to a Committee, as follows:

(i) The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board or the Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, re-vest in the Board some or all of the powers previously delegated.

(ii) In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act. In addition, the Board in its sole discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of two or more members of the Board who need not be Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(iii) Until further action is taken by the Board, the full powers and administration of the Plan are hereby delegated to the Compensation Committee of the Board, which shall be constituted to comply with the membership requirements of Section 16b-3 of the Exchange Act and Section 162(m) of the Code.

(d) The Board or Committee may delegate to one or more officers of the Company the authority to do one or both of the following (i) designate Employees of the Company or any of its Subsidiaries to be recipients of Options, Stock Appreciation Rights and, to the extent permitted by applicable law, other Awards and, to the extent permitted by applicable law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Options granted by such Officer. Any such Stock Awards granted by Officers will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary in this Section 4.2(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2.19 above.

(e) All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f) Neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Awards under the Plan, or (ii) cancel and re-grant any outstanding Awards under the Plan, unless the shareholders of the Company have approved such an action within 12 months prior to such an event, provided, however, that this provision shall not prevent cancellations of Awards upon expiration or termination of such Awards and the return of the underlying shares of Common Stock to the Plan for future issuance pursuant to Section 3.1(b) hereof.

(g) In connection with the Company’s desire to comply as broadly as possible with Section 162(m) of the Code, and subject to adjustment in the event of stock splits, reverse stock splits and other events of recapitalization as provided in Section 11.1 hereof, no individual Participant shall be eligible to be granted Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value of the Common Stock on the date of grant covering more than 500,000 shares of Common Stock in any calendar year.

5. OPTIONS

5.1. Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall deem desirable. Options may be designated as Incentive Stock Options, as determined by the Board.

5.2. Award Agreements. All Options shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share Shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 11.1 and other than in connection with the grant of a Substitute Award, the Committee shall not without the approval of the Company’s shareholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, and (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, if any.

5.4. Option Term. The term of each Option shall be fixed by the Board in its sole discretion; provided that no Option shall be exercisable after the expiration of 10 years from the date the Option is granted, except in the event of death or disability (other than with respect to an Incentive Stock Option); provided, however, that the term of the Option shall not exceed five years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary.

5.5. Exercise of Options.

(a) Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee (as defined in Section 12.2) thereof (or by the Participant’s executors, administrators,

guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time

(b) Full payment of the exercise price of an Option shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (iii) by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing, as may be provided in the Award Agreement. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

5.6. Excess Grant over Incentive Stock Option Limit. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

5.7. Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(a) An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(b) Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(c) Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. In the absence of such a designation, the executor or administrator of the Optionholder’s estate shall be entitled to exercise the Option. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

5.8. Termination of Continuous Service Generally. In the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

5.9. Extension of Exercise Period. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three months after the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement) during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

5.10. Termination Due to Disability. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

5.11. Termination Due to Death. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date 12 months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable) the Option shall terminate.

5.12. Termination for Cause. In the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate immediately and cease to remain outstanding and the Option shall cease to be exercisable with respect to any shares of Common Stock (whether vested or unvested) at the time of such termination.

6. STOCK APPRECIATION RIGHTS

6.1. Grant and Exercise. The Committee may provide Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 11.1, shall not be less than the Fair Market Value of one Share on such date of grant of the Stock Appreciation Right.

(b) The Committee shall determine in its sole discretion whether payment of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

(c) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d) The Committee may impose such other conditions or restrictions on the terms of exercise and the grant price of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall have (i) a grant price not less than 100% of the Fair Market Value of one Share on the date of grant (subject to the requirements of Section 409A of the Code with respect to a Stock Appreciation Right granted in tandem with, but subsequent to, an Option), and (ii) a term not greater than 10 years except in the event of death or disability (other than with respect to a Stock Appreciation Right granted in tandem with an Incentive Stock Option).

(e) An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable) and neither the Stock Appreciation Right nor the Option has expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

(f) Without the approval of the Company’s shareholders, other than pursuant to Section 11.1 and other than in connection with the grant of a Substitute Award, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, and (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

(g) In the event that a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(h) A Participant’s Stock Appreciation Right Agreement may provide that if the exercise of the Stock Appreciation Right following the termination of the Participant’s Continuous Service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Stock Appreciation Right shall terminate on the earlier of (i) the expiration of a period of three months after the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement) during which the exercise of the Stock Appreciation Right would not be in violation of such registration requirements, or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement.

(i) In the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of

Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(j) In the event that (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Appreciation Right Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Stock Appreciation Right may be exercised (to the extent the Participant was entitled to exercise such Stock Appreciation Right as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Stock Appreciation Right by bequest or inheritance or by a person designated to exercise the Stock Appreciation Right upon the Participant’s death, but only within the period ending on the earlier of (i) the date 12 months following the date of death (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of such Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after the Participant’s death, the Stock Appreciation Right is not exercised within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(k) In the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate immediately and cease to remain outstanding and the Stock Appreciation Right shall cease to be exercisable with respect to any shares of Common Stock (whether vested or unvested) at the time of such termination.

7. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1. Grants. Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2. Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3. Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall not possess voting rights with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. The Committee may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to 83(b) of the Code with respect to an Award of Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.

7.4. Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

7.5. Transferability. Rights to acquire shares of Common Stock under the Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Award Agreement remains subject to the terms of the Award Agreement.

7.6. Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement, such portion of the Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

8. OTHER SHARE-BASED AWARDS

8.1. Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

8.2. Award Agreements. The terms of Other Share-Based Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.

8.3. Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9. PERFORMANCE AWARDS

9.1. Grants. Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

9.2. Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3. Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4. Payment. Except as provided in Section 11.1 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the

Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10. CODE SECTION 162(m) PROVISIONS

10.1. Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2. Performance Criteria.

(a) If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following, or such other performance criteria as may be later determined by the Committee: (i) net sales; (ii) revenue; (iii) revenue growth or product revenue growth; (iv) operating income (before or after taxes); (v) pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); (vi) return on equity; (vii) total shareholder return; (viii) return on assets or net assets; (ix) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; (x) market share; gross profits; (xi) earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); (xii) economic value-added models or equivalent metrics; (xiii) comparisons with various stock market indices; (xiv) reductions in costs; (xv) cash flow or cash flow per share (before or after dividends); (xvi) return on capital (including return on total capital or return on invested capital); (xvii) cash flow return on investment; (xviii) improvement in or attainment of expense levels or working capital levels; (xiv) operating margins, gross margins or cash margin; (xx) year-end cash; (xxi) debt reduction; (xxii) shareholder equity; (xxiii) financing and other capital raising transactions (including sales of the Company’s equity or debt securities); (xxiv) factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions; and (xxv) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel.

(b) Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.

(c) The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructuring and/or other nonrecurring charges (including but not limited to the effect of tax or legal settlements); (ii) exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) stock-based compensation expense determined under generally accepted accounting principles; (vi) any other unusual, non-recurring gain or loss or extraordinary item; (vii) a response to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (viii) a response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (ix) the dilutive effects of acquisitions or joint ventures; (x) the assumption that any business divested by Schmitt achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (xi) the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (xii) the reflection of a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); (xiii) the reflection of any partial or complete corporate liquidation; (xiv) the effect of in-process research and development expenses; and (xv) the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes.

(d) Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3. Adjustments. Notwithstanding any provision of the Plan, with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Article 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4. Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article 10 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code. In no event shall the number of Shares that are subject to performance-based vesting conditions and which are granted to any Participant in a single calendar year exceed 500,000 Shares, subject to adjustment in accordance with Section 11.1.

11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS

11.1. Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the effective date of the Plan set forth in Section 13 without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3.1(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3.1(a), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 4.2(g) and 10.4, and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.

11.2. Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase option or subject to the forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

11.3. Corporate Transaction. The following provisions shall apply to Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of the Award or unless otherwise expressly provided by the Board at the time of grant of an Award:

(a) In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar stock awards for Awards outstanding under the Plan (including, but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 4.2(b).

(b) In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction). No vested Restricted Stock Unit Award shall terminate pursuant to this Section 11.3(b) without being settled by delivery of shares of Common Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

(c) In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Awards (and, if applicable, the time at which such Award may be exercised) shall not be accelerated and such Awards (other than an Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction. No vested Restricted Stock Unit Award shall terminate pursuant to this Section 11.3(c) without being settled by delivery of shares of Common Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

(d) Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Award would have received upon the exercise of the Award immediately prior to the effective time of the Corporate Transaction, over (ii) any exercise price payable by such holder in connection with such exercise.

11.4. Change in Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. An Award may vest as to all or any portion of the shares subject to the Award (i) immediately upon the occurrence of a Change in Control, whether or not such Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a Participant’s Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control. In the absence of such provisions, no such acceleration shall occur.

12. GENERALLY APPLICABLE PROVISIONS

12.1. Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Shares are traded; provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 11.1), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3 or Section 6.2(e), (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) increase the limitations set forth in Sections 3.1(a), 4.2(g) or 10.4. No amendments to, or termination of, the Plan shall impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2. Transferability of Awards. Except as provided elsewhere herein, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Board, a Participant may assign or transfer an Award (each transferee thereof, a “Permitted Assignee”) to (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), or (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or stockholders; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.3. Termination of Employment. The Board shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Board, which determination will be final.

12.4. Deferral; Dividend Equivalents. The Board shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award may, if so determined by the Board, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Board, in its sole discretion. The Board may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.

13. MISCELLANEOUS

13.1. Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Board and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Board and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Board may provide; in each case and if required by the Board, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Board may require. The Board may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Board consistent with the provisions of the Plan.

13.2. Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

13.3. Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. Except as specifically provided by the Board, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors Consultants or Participants under the Plan.

13.4. Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Board deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5. Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary (including conduct contributing to any financial restatements or financial irregularities), as determined by the Board in its sole discretion. The Board may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

13.6. Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Board.

13.8. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.10. Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees, Directors or Consultants providing services in the United States as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

13.11. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.12. Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.

13.13. Retroactive Effect. To the extent permitted by law, all of the provisions of this Amended and Restated Plan shall be made retroactive to all Awards granted prior to the date of the amendment and restatement.

13.14. Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

13.15. Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

13.16. Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities laws.

13.17. Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement or the written terms of a Performance Cash Award, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with a Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award agreement.

13.18. Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet.

13.19. Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

13.20. Non-Exempt Employees. No Award granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Award is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award agreement or another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any vested Awards may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Award will be exempt from his or her regular rate of pay.

13.21. No Obligation to Notify or Minimize Taxes; Company may Pay Individual Tax Liability. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Stock Award. The foregoing notwithstanding, in the sole discretion of the Plan Administrator, the Company may, but is under no obligation to, agree to pay all or a portion of the individual tax liability of one or more Plan Participants whose awards do not satisfy the conditions for exemption under Section 409A of the Code.

13.22. Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or the written terms of a Performance Cash Award as a result of a clerical error in the papering of the Award agreement, the corporate records will control.

13.23. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Oregon, without reference to principles of conflict of laws, and construed accordingly.

13.24. Effective Date of Plan; Termination of Plan. The Plan originally became effective on the date of the adoption of the Plan by the Board, which was August 19, 2014. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan (August 18, 2024), on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.25. Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.26. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

13.27. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Shareholders to be held on October 6, 2017: The Notice of Annual Meeting of Shareholders, Proxy Statement, and the Annual Report are available at www.schmitt-ind.com and www.proxyvote.com.

SCHMITT INDUSTRIES, INC.

2765 N.W. Nicolai Street

Portland, Oregon 97210

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of the Shareholders, October 6, 2017.

The undersigned hereby appoints Michael J. Ellsworth and Ann M. Ferguson, or each of them, as proxies, each with power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of the Shareholders of the Company to be held on October 6, 2017, and at any adjournment thereof, upon matters properly coming before the Meeting, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as designated on the reverse side of this ballot.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted (1) “FOR” the election of the director nominee to the Board of Directors in Proposal 1, (2) “FOR” the approval of the compensation paid to the Company’s Named Executive Officers in Proposal 2, (3) “FOR” the amendment and restatement of the 2014 Equity Incentive Plan to increase the number of shares of common stock issuable under the Plan from 300,000 to 500,000 in Proposal 3 and (4) at the discretion of your proxy on any other matter that may be properly brought before the Annual Meeting.

The Board of Directors recommends you vote “FOR” the following proposal:

1.	Election of the Director Nominee: Michael J. Ellsworth.

☐ FOR Michael J. Ellsworth         ☐ WITHHOLD AUTHORITY to vote for Michael J. Ellsworth

The Board of Directors recommends you vote “FOR” the following proposal:

2.	Approval, on an advisory basis, of the compensation paid to Schmitt Industries, Inc.’s Named Executive Officers.

☐ FOR                             ☐ AGAINST                                 ☐ ABSTAIN

The Board of Directors recommends you vote “FOR” the following proposal:

3.	Approval of an amendment and restatement of the Schmitt Industries, Inc. 2014 Equity Incentive Plan to increase the number of shares of common stock issuable under the Plan from 300,000 to 500,000.

☐ FOR                             ☐ AGAINST                                 ☐ ABSTAIN

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.